UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 29, 2014
(Date of earliest event reported)
CA, Inc.
(Exact name of registrant as specified in its charter)
Delaware
 (State or other jurisdiction of incorporation)

1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)

520 Madison Avenue New York, New York (Address of principal executive offices)	10022 (Zip Code)
(800) 225-5224
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
CA, Inc. (the “Company”) previously disclosed that the Company, the General Services Administration (GSA) and the U.S. Department of Justice (DOJ) were in discussions and document production relating to the pricing of the Company’s government sales transactions under the Company’s GSA schedule contract, entered into in 2002 and extended through subsequent amendments. On May 29, 2014, a DOJ civil False Claims Act (FCA) complaint against the Company relating to this matter was unsealed by the District Court for the District of Columbia. The DOJ complaint in partial intervention under the qui tam provisions of the FCA was filed March 24, 2014. In addition to FCA claims, the complaint also asserts common law causes of action. The complaint alleges, in sum and substance, that the Company provided inaccurate commercial discounting information to the GSA during contract negotiations and that, as a result, the GSA’s contract discount was lower than it otherwise would have been. In addition, the complaint alleges that the Company failed to apply the full negotiated discount in some instances and to pay sufficient rebates pursuant to the contract’s price reduction clause. The complaint seeks an unspecified amount of damages. The Company cannot predict the amount of damages likely to result from this matter. Although the timing and ultimate outcome of this matter cannot be determined, the Company believes that the material aspects of the government’s liability theories are unfounded. The Company also believes that it has meritorious defenses and intends to vigorously contest the lawsuit.
In the opinion of the Company's management based on information currently available to the Company, while the outcome of this lawsuit is uncertain, the likely results of this lawsuit are not expected to have a material adverse effect on the Company's financial position, results of operations or cash flows, although the effect could be material to the Company's results of operations or cash flows for any interim reporting period. This lawsuit does not change the Company’s most recent guidance issued on May 15, 2014 regarding fiscal year 2015 results.
Cautionary Statement Regarding Forward-Looking Statements
The declaration and payment of future dividends is subject to the determination of the Company's Board of Directors, in its sole discretion, after considering various factors, including the Company's financial condition, historical and forecast operating results, and available cash flow, as well as any applicable laws and contractual covenants and any other relevant factors. The Company's practice regarding payment of dividends may be modified at any time and from time to time.
Repurchases under the Company's stock repurchase program are expected to be made with cash on hand and may be made from time to time, subject to market conditions and other factors, in the open market, through solicited or unsolicited privately negotiated transactions or otherwise. The program does not obligate the Company to acquire any particular amount of common stock, and it may be modified or suspended at any time at the Company's discretion.
Certain statements in this communication (such as statements containing the words "believes," "plans," "anticipates," "expects," "estimates," "targets" and similar expressions relating to the future) constitute "forward-looking statements" that are based upon the beliefs of, and assumptions made by, the Company's management, as well as information currently available to management. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to achieve success in the Company's strategy by, among other things, effectively managing the Company's sales force to enable the Company to maintain and enhance its strong relationships in its traditional customer base and to increase penetration and accelerate growth in customer segments and geographic regions where the Company currently may not have a strong presence or the Company has underserved, enabling the sales force to sell new products, improving the Company's brand, technology and innovation awareness in the marketplace and ensuring the Company's set of cloud computing, application development and IT operations (DevOps), Software-as-a-Service, mobile device management and other new offerings address the needs of a rapidly changing market, while not adversely affecting the demand for the Company's traditional products or its profitability; global economic factors or political events beyond the Company's control; general economic conditions and credit constraints, or unfavorable economic conditions in a particular region, industry or business sector; the failure to innovate and/or adapt to technological changes and introduce new software products and services in a timely manner; competition in product and service offerings and pricing; the failure to expand partner programs; the ability to retain and attract adequate qualified personnel; the ability of the Company's products to remain compatible with ever-changing operating environments, platforms or third party products; the ability to successfully integrate acquired companies and products into the Company's existing business; the ability to adequately manage, evolve and protect the Company's information systems, infrastructure and processes; risks associated with sales to government customers; breaches of the Company's data center, network and software products, and the IT environments of the Company's vendors and customers; discovery of errors or omissions in the Company's software products or documentation and potential product liability claims; the failure to protect the Company's intellectual property rights and source code; events or circumstances that would require the Company to record an impairment charge relating to the Company's goodwill or capitalized software and other intangible assets balances; access to software licensed from third parties; risks associated with the use of software from open source code sources; third-party claims of intellectual property infringement or royalty payments; fluctuations in the number, terms and duration of the Company's license agreements as well as the timing of orders from customers and channel partners; the failure to renew large license transactions on a satisfactory basis; potential tax liabilities; changes in market conditions or the Company's credit ratings; fluctuations in foreign currencies; the failure to effectively execute the Company's workforce reductions, workforce rebalancing and facilities consolidations; successful and secure outsourcing of various functions to third parties; and other factors described more fully in the Company's filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should the Company's assumptions prove incorrect, actual results may vary materially from those described herein as believed, planned, anticipated, expected, estimated, targeted or similarly expressed in a forward-looking manner. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K furnished pursuant to Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, Inc.

Date:	May 29, 2014	By:	/s/ C.H.R. DuPree
C.H.R. DuPree
Senior Vice President, Chief Governance Counsel, and Corporate Secretary